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Exhibit 10.75
                            STOCK PURCHASE AGREEMENT


         Stock Purchase Agreement (the "Agreement") dated as of August 23, 1995, between Interneuron Pharmaceuticals, Inc. a Delaware corporation, (the "Corporation"), and Paresco Inc., a Delaware corporation (the "Purchaser").

         The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1
                         PURCHASE OF SHARES AND WARRANTS

         At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase from the Corporation, and the Corporation will sell to the purchaser, 200,000 shares (the "Shares") of the Corporation's Common Stock, $.001 par value ("Common Stock") for an aggregate purchase price of $1,540,000 (the "Total Purchase Price"), or $7.70 per share (the "Per Share Price").

                                    SECTION 2
                          CLOSING PAYMENT AND DELIVERY

         2.1 CLOSING DATE AND PLACE OF CLOSING. The closing shall be held as soon as practicable, and in no event later than August 23, 1995, on such date and time as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of the Corporation or such other place as may be agreed to between the Purchaser and the Corporation.

         2.2 PAYMENT AND DELIVERY. At the Closing, the Purchaser will pay or cause to be paid to the Corporation by wire funds transfer the Total Purchase Price. The Corporation will deliver at the Closing certificates, registered in such name or names as Purchaser may designate at least 24 hours prior to the Closing Date, representing the Shares so purchased.

         2.3 COVENANT OF BEST EFFORTS AND GOOD FAITH. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                    SECTION 3
                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to and agrees with the Purchaser that:

         3.1 CORPORATE POWER QUALIFICATION AND STANDING. The Corporation and the subsidiaries listed on Schedule A hereto (the "Subsidiaries") are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is

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qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification, except where the failure to so qualify would not materially adversely affect the operations of the Corporation and its Subsidiaries, taken as a whole. The Corporation has all requisite corporate power and authority to enter into and to carry out and perform its obligations under this Agreement.

         3.2 S.E.C. REPORTS; FINANCIAL STATEMENTS. The Common Stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934. The Corporation has delivered to Purchaser its Annual Report to shareholders and its Annual Reports on Form 10- K for its last two fiscal years, and its quarterly reports on Form 10-Q and each other report, registration statement and definitive proxy statement filed with the S.E.C. since the filing of the most recent Form 10-K (collectively, the "SEC Reports"). The SEC Reports did not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended.

         3.3 AUTHORIZATION; NO CONFLICT. Execution and delivery of this Agreement and performance of the Corporation's obligations under this Agreement and issuance and sale of the Shares have been duly authorized by all necessary action required to be taken under the Delaware General Corporation Law and the Shares, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens, claims and encumbrances and restrictions on transfer (except under the securities laws) and free of preemptive rights, and no personal liability will attach to the ownership thereof. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate or result in a default under (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage, stock purchase agreement, warrant, option or other material agreement binding on the Corporation, except as set forth on Schedule B hereto (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of, or consents from, any governmental agency (except as may be required under the securities laws under Section 7 hereof) and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. The Corporation is not a party to any agreement that would prohibit or restrict the Corporation from effecting the demand registration contemplated by Section 7(b)(i) except that the agreement referred to on Schedule B hereof may restrict the Corporation's ability to effect such registration during specified periods, as set forth in Schedule B.


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         3.4  CAPITALIZATION.  The authorized  capital stock of the  Corporation immediately prior to the Closing Date consists of the following:

                  (a) 60,000,000 shares of the Corporation Common Stock of which as of the date of this Agreement: (i) 32,097,374 shares are outstanding; (ii) 2,438,616 shares are issuable upon exercise of outstanding Class B Warrants; (iii) 5,335,440 shares are reserved for issuance under the Corporation's stock option plans; (iv) 2,465,438 shares are reserved for issuance upon exercise of other options and warrants; (v) 100,000 shares are reserved for issuance under the Corporation's 1995 Stock Purchase Plan; (vi) 622,220 shares are issuable upon conversion of outstanding Series B and Series C Preferred Stock; (vii) an indeterminate number of shares are issuable upon conversion of $3.5 million of additional series of preferred stock which may be issued to American Home Products (formerly American Cyanamid Company), with such number of shares to be based upon the market price of the Corporation's Common Stock on the dates of issuance of such additional series of preferred stock; (viii) a maximum of 4,094,969 shares are issuable in connection with "put protection rights" issued by the Corporation to date in connection with financings by Subsidiaries of the Corporation; (ix) a maximum of 478,290 shares are issuable pursuant to anti-dilution rights held by certain institutional investors (the "Institutional Investors"); (x) 150,000 shares are issuable in connection with the acquisition of Cardiovascular Pharmacology Engineering & Consultants, Inc.; and (xi) an indeterminate number of additional shares which may be issued (A) to the Institutional Investors as payment to extend certain registration rights and (B) pursuant to antidilution provisions of outstanding warrants and options.

                  (b) 5,000,000 shares of Preferred Stock, par value $.001 per share, of which as of the date of this Agreement, 239,425 shares are outstanding and designated Series B Preferred Stock and 5,000 shares are outstanding and designated Series C Preferred Stock.

         3.5 BINDING EFFECT. This Agreement is a legal, valid and binding obligation of the Corporation and, assuming due execution by the Purchaser, is enforceable against the Corporation in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity may be limited by applicable law).

         3.6 MATERIAL AGREEMENTS; NO DEFAULTS. No material default on the part of the Corporation (including any event which, with notice or the passage of time, would constitute a default) exists under any material indenture, loan agreement, lease, mortgage or other material agreement to which the Corporation is a party (the "Material Agreements")

         3.7 MATERIAL LIABILITIES. Except for liabilities or obligations disclosed in or contemplated by the Financial Statements or the SEC Reports, and obligations under the Material Agreements, the Corporation and its subsidiaries have no material liabilities or

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obligations, absolute or contingent, other than liabilities arising in the ordinary course of business, subsequent to the date of the most recent Financial Statements or SEC Reports.

         3.8 PROPERTIES. The Corporation and its Subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and (iii) own or have the right to use under valid license agreements all trademarks, trade names, copyrights, patents and other intellectual property rights material to its business and regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial Statements or the SEC Reports.

         3.9 LITIGATION. There are no material legal actions, arbitrations, or administrative proceedings pending against the Corporation, except for the matters disclosed in the SEC Reports, and there are no legal actions pending or threatened against the Corporation which relate to any registration rights granted by the Corporation prior to the date of this Agreement.

         3.10 TAX MATTERS. The Corporation has filed on a timely basis all tax returns required to be filed by it and has paid its taxes prior to delinquency, and has made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

         3.11 BROKERS. Other than a placement fee of 4% of the Total Purchase Price to be paid by the Corporation to TAC Equities, the Corporation is not required to pay any broker's, finder's or similar fee or commission in connection with the transaction contemplated hereby.

                                    SECTION 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Corporation that:

         4.1 CORPORATE POWER AND AUTHORITY. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

         4.2 INVESTMENT. It is acquiring the Shares for its own account for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 (the "Act") and the rules thereunder, it has assets in excess of $5,000,000 and it was not formed for the specific purpose of acquiring the Shares. Purchaser has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of and secure such information from the Corporation and its officers and directors as it deems necessary to evaluate the merits of entering into this agreement. It understands that the Shares have not been registered under the Act nor qualified under any State blue sky law by reason of specified exemptions therefrom

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which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

         4.3 Performance by Purchaser under this Agreement will not conflict with or violate (i) Purchaser's certificate of incorporation or by-laws (ii) any indenture, loan agreement, lease, mortgage or other material agreement binding on the Purchaser, (iii) any order of a court or administrative agency binding on the Purchaser, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency.

         4.4 RULE 144. It acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Act and that the Shares are "restricted" securities under Rule 144.

         4.5 TRANSACTIONS IN THE COMMON STOCK. Purchaser has not sold (including any short sale), offered to sell, granted any option or purchased any contract to sell, or granted any option or purchased any contract to buy, any Common Stock during the period commencing 20 trading days prior to the Closing Date.


                                    SECTION 5
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER

         The obligation of the Purchaser to purchase the Shares is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

         (b) PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

         (c) OPINION OF CORPORATION'S COUNSEL. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in the first sentence of Section 3.3 hereof, and on the basis of such counsel's review of the Material Agreements and certificates of officers of the Corporation as to factual matters, confirming the representations set forth in the second sentence of Section 3.3 hereof.

         (d) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.


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                                    SECTION 6
                  CONDITIONS TO OBLIGATIONS OF THE CORPORATION

         The Corporation's obligation to sell the Shares is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

         (b) LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

         (c) PAYMENT. The Corporation shall concurrently receive payment for the Shares as provided in Section 2 hereof.

                                    SECTION 7
                               REGISTRATION RIGHTS

         (a) For purposes of this Section 7, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement (the "Registration Statement") or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Shares and any Additional Shares and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares or the Additional Shares.

         (b) (i) Subject to the provisions of Subsection (b)(ii) hereof, the Purchaser shall have the right, on one occasion commencing February 23, 1996 until such time as the Purchaser is eligible to sell the Shares under Rule 144(k) under the Act (or a successor rule) to request that the Corporation file a Registration Statement on Form S-3 (or, if the Corporation is not eligible to use Form S-3 for such resale, on Form S-1), or any successor form, covering the resale of all the Registrable Securities; PROVIDED , HOWEVER, that if the Corporation files a Registration Statement (whether pursuant to Purchaser's request as provided above or otherwise) which would otherwise permit the resale of the Registrable Securities

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                  and which is declared effective by the Securities and Exchange
                  Commission ("SEC") prior to May 23, 1996 (the "Obligation Date"), Purchaser agrees not to sell any Registrable
                  Securities pursuant to such Registration Statement prior to the Obligation Date (but shall be eligible to sell all of the Registrable Securities commencing immediately after the Obligation Date pursuant to such Registration Statement, subject to Subsection b(ii) hereof). If the Purchaser has requested such registration and the Registration Statement so requested to be filed has not been declared effective by the SEC at or prior to the Obligation Date (except if the provisions of Subsection (b)(ii)(A) or (B) are applicable), the Corporation's sole liability to Purchaser for such delay shall be to issue, without the payment of additional consideration, 7,500 shares of Common Stock to Purchaser for each 30 day period after the Obligation Date that the Registration Statement is not declared effective (on a pro rata basis for portions of 30 day periods), up to a maximum of 67,500 shares (the "Additional Shares"), PROVIDED that the Corporation will continue to have the obligation to register the Registrable Securities as set forth in this Section 7.

                  (ii) The Corporation shall not be obligated to effect a registration under Subsection (b)(i) hereof

                                    (A) if all of the Registrable Securities
                           held by Purchaser which are intended to be covered by the registration are included (with the agreement of Purchaser) in an effective registration statement which permits the resale of such Registrable Securities commencing no later than the Obligation Date and the Corporation is in compliance with the obligations under Subsection (d)(i) through (v) hereof with respect to such registration statement;

                                    (B) within 120 days after the effective date
                           of any other Registration Statement as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration were so registered;

                                    (C) if the Corporation is engaged in, has
                           plans to engage in or has become party to a letter of intent (as evidenced by a resolution of the Corporation's Board of Directors) contemplating a public offering of its securities for its own account or for the account of any security holder through one or more underwriters, for a period of 120 days after the effective date of the registration statement relating to such underwritten public offering (unless the underwriters agree to include all of the Registrable Securities in such underwritten offering on the same terms and conditions as the other securities being sold in such offering and Purchaser has agreed, which it is under no obligation to do, to include the

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                           Registrable Securities in such underwritten offering
                           on such terms and conditions), but in no event later than August 22, 1997, or

                                    (D) Purchaser has not requested that the
                           Corporation file a Registration Statement pursuant to Subsection (b)(i) hereof within the time period provided for in such subsection and the restrictions referred to in Schedule B hereto are applicable, PROVIDED, that the Corporation's obligation will be reinstated upon the expiration of such restriction.

         (c) If at any time after the Obligation Date and until such time as Purchaser is free to sell the Registrable Securities pursuant to Rule 144(k) under the Act (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) the Corporation proposes to register any of its Common Stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not theretofore been included in a registration statement under Subsection (b) which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within ten (10) days after receipt of such notice by the Purchaser, the Corporation shall use its best efforts to cause to be registered for resale under the Act all of the Registrable Securities that the Purchaser has requested to be registered on the same terms and conditions as the securities being sold in such offering, subject to rights held by third parties under contracts existing prior to the date of this agreement. The Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to an underwritten public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom, PROVIDED THAT the number of excluded Shares shall not exceed the number which is in the same proportion to the total number of shares of Common Stock to be excluded from such offering as the aggregate number of Shares sought to be registered by the Purchaser bears to the aggregate number of shares of Common Stock sought to be registered by the Purchaser and all other stockholders participating in such offering, subject to rights held by third parties pursuant to contracts existing prior to the date of this Agreement.

         (d) Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such Registration Statement effective for so long as Purchaser desires to dispose of the securities covered by such Registration Statement (but not after Purchaser is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statements and the prospectus used in connection with such

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                  Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement.

                  (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

                  (iv) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchaser.

                  (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and covering substantially similar matters as are reasonably requested and customarily covered in opinions of issuer's counsel in connection with such offerings and PROVIDED that Purchaser's counsel delivers an opinion covering matters reasonably requested and customarily covered in opinions of counsel to the selling securityholder in such offerings.

         (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 7 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

         (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the
                  Act) for such holder, and the directors, officers and controlling persons of such holder or underwriter from and against any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated

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                  therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing expressly for use in the preparation thereof.

                  (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or
                  (c) shall indemnify, defend, and hold harmless the Corporation, its directors, officers and controlling persons with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished by or on behalf of such holder in writing expressly for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f) (i) or (f) (ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim for indemnification is to be made against the indemnifying party pursuant to the provisions of Subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate at its expense in, and, to the extent that it may wish to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right, at the expense of the indemnifying party, to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to

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                  such indemnified party of its election so to assume the
                  defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f) (i) or (f)
                  (ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld.

         (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; PROVIDED, HOWEVER, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any, in any offering in which they select the underwriter or agree to include the Shares in any underwritten public offering on the same terms and conditions as the other securities being sold in such offering.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

                                    SECTION 8
                              LEGEND ON SECURITIES

         Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

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         Upon request of a holder of Shares the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the SEC, in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                    SECTION 9
                                  MISCELLANEOUS

         9.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws provisions.

         9.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the parties hereof and the successors and assigns of the parties.

         9.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes the letter dated August 11, 1995 between the parties. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

         9.4 EXPENSES. The Corporation agrees to pay Purchaser's legal fees and disbursements, and fees of any escrow agent in connection with this Agreement and the transactions contemplated hereby, on the Closing Date, up to a maximum of $10,000, provided that such fees and disbursements are documented to the reasonable satisfaction of the Corporation.

         9.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when actually delivered by hand, messenger, facsimile (with a copy by mail) or courier service or mail (if by first class mail, postage prepaid, certified receipt requested, five business days after deposit in the U.S. mail), addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or
(b) if to any other holder of any Shares, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing.

         9.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Shares), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any

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waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         9.7 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.8 TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         9.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         9.10 PUBLICITY. Except as required by law or United States regulatory authorities (including the filing of this Agreement with the SEC), no public announcements or other disclosures of this Agreement shall be made by either party without the other party's consent, which consent will not be unreasonably withheld and shall be promptly given.



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

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                      INTERNEURON PHARMACEUTICALS, INC.

                                      By: /s/ Thomas F. Farb
                                          ---------------------------

                                        Name:    Thomas F. Farb
                                        Title:   Senior Vice President - Finance
                                        Address: One Ledgemont Center
                                                 99 Hayden Avenue
                                                 Lexington, MA 02173



                                      PARESCO INC.

                                      By: /s/ Philip R. Spray
                                          --------------------------

                                      Name:    Philip R. Spray
                                      Title:   President
                                      Address: 101 Hudson Street, Suite 3700
                                               Jersey City, NJ  07302

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



                                   SCHEDULE A

                                  Subsidiaries



Progenitor, Inc.
Transcell Technologies, Inc.
Intercardia, Inc.
InterNutria, Inc.
Cardiovascular Pharmacology Engineering & Consultants, Inc.




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                                      -15-

                                   SCHEDULE B


                  The Corporation is a party to an agreement which provides that after a registration is requested on or after June 2, 1996 by the other party (the "Requesting Party") to such agreement, the Corporation may not (i) file a Registration Statement until the effective date of the registration requested by the Requesting Party or (ii) have a Registration Statement declared effective until 90 days after the effective date of the registration requested by the Requesting Party, or such shorter period as any underwriter of such offering may agree to.




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